EXHIBIT 99.1

LETTER OF TRANSMITTAL

for

The PMI Group, Inc.

Offer to Exchange a new series of

2.50% Senior Convertible Debentures due 2021

(CUSIP No.                     )

and an Exchange Fee

for all outstanding

2.50% Senior Convertible Debentures due 2021

(CUSIP Nos. 69344M AC 5 and 69344M AE1)

Pursuant to, and subject to the terms and conditions described in, the Prospectus dated

                     , 2006

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,

NEW YORK CITY TIME, ON                      , 2006, UNLESS EARLIER TERMINATED OR EXTENDED.

The Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By Hand	By Courier	By Registered or Certified Mail:	By Facsimile (Eligible Institutions Only):

The Bank of New York Trust Company, N.A. Corporate Trust Operations Reorganization Unit 101 Barclay Street – Floor 7E New York, NY 10286 Attention: Evangeline Gonzalez	The Bank of New York Trust Company, N.A. Corporate Trust Operations Reorganization Unit 101 Barclay Street – Floor 7E New York, NY 10286 Attention: Evangeline Gonzalez	The Bank of New York Trust Company, N.A. Corporate Trust Operations Reorganization Unit 101 Barclay Street – Floor 7E New York, NY 10286 Attention: Evangeline Gonzalez	(212) 298-1915

For Confirmation by Telephone: (212) 815-3738

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

This Letter of Transmittal need not be completed if (a) the 2.50% Senior Convertible Debentures due 2021 (the “Old Securities”) are being tendered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under “The Exchange Offer — Procedures for Exchange” beginning on page 37 and (b) an “agent’s message” is delivered to the Exchange Agent as described on page 41 of the Prospectus.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. If Old Securities are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction 2.

This Letter of Transmittal (the “Letter”) relates to the offer (the “Exchange Offer”) of The PMI Group, Inc. (“PMI”) to exchange $1,000 principal amount of a new series of 2.50% Senior Convertible Debentures due 2021 (the “New Securities”) and an exchange fee of $3.50 for each $1,000 principal amount of validly tendered and accepted Old Securities, pursuant to the prospectus dated                      , 2006 (as may be amended or supplemented from time to time, the “Prospectus”). All tenders of Old Securities pursuant to the Exchange Offer must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on                      , 2006; provided that PMI reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. PMI will notify holders of the Old Securities of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

The Exchange Offer is subject to certain conditions precedent as set forth in the Prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer”.

This Letter is to be completed by a holder of Old Securities if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Prospectus under “The Exchange Offer — Procedures for Exchange” beginning on page 39, but only if an agent’s message is not delivered through DTC’s Automated Tender Offer Program (“ATOP”). In order to tender by book-entry transfer through ATOP, DTC participants must transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will also send an agent’s message to the Exchange Agent for its acceptance. The agent’s message will state that DTC has received an express acknowledgment from the tendering holder of Old Securities, which acknowledgment will confirm that such holder of Old Securities received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter, and that PMI may enforce this Letter against such holder of Old Securities. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of this Letter by the DTC participant identified in the agent’s message. Accordingly, this Letter need not be completed by a holder tendering through ATOP.

Holders of Old Securities who cannot complete the procedures for book-entry transfer on a timely basis may tender their Old Securities according to the guaranteed delivery procedures described in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures”.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Securities to which this Letter relates. If Old Securities are registered in different names, a separate Letter must be submitted for each registered owner. See Instruction 2.

DESCRIPTION OF OLD SECURITIES TENDERED
Name of DTC Participant and Participant’s DTC Account Number in which Old Securities Are Held	Principal Amount of Old Securities Tendered

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges that he or she has received the Prospectus and this Letter, which together constitute the Exchange Offer, to exchange $1,000 principal amount of New Securities and an exchange fee of $3.50 for each $1,000 principal amount of validly tendered and accepted Old Securities, on the terms and subject to the conditions of the Prospectus.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to PMI the principal amount of Old Securities indicated above pursuant to the Exchange Offer.

Subject to, and effective upon, the acceptance of Old Securities tendered hereby, by executing and delivering this Letter (or agreeing to the terms of this Letter pursuant to an agent’s message) the undersigned: (i) irrevocably sells, assigns, and transfers to or upon the order of PMI all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, the Old Securities tendered hereby; (ii) waives any and all rights with respect to the Old Securities tendered hereby; and (iii) releases and discharges PMI and the Trustee with respect to the Old Securities tendered hereby from any and all claims such holder may have, now or in the future, arising out of or related to the Old Securities tendered hereby, including, without limitation, any claims that the undersigned is entitled to participate in any redemption of the Old Securities tendered hereby. The undersigned acknowledges and agrees that the tender of Old Securities made hereby may not be withdrawn except in accordance with the procedures set forth in the Prospectus.

The undersigned represents and warrants that it has full power and authority to legally tender, exchange, assign and transfer the Old Securities tendered hereby and to acquire the New Securities issuable upon the exchange of such tendered Old Securities, and that, when and if the Old Securities tendered hereby are accepted for exchange, PMI will acquire good and unencumbered title to the tendered Old Securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or PMI to be necessary or desirable to transfer ownership of such Old Securities on the account books maintained by DTC.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of PMI) with respect to such Old Securities with full power of substitution (this power of attorney being deemed to be an irrevocable power coupled with an interest) to: (i) transfer ownership of such Old Securities on the account books maintained by DTC to, or upon the order of, PMI; (ii) present such Old Securities for transfer of ownership on the books of PMI; (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Securities; and (iv) deliver, in book-entry form, the New Securities issuable upon acceptance of the Old Securities tendered hereby, together with any Old Securities not accepted in the Exchange Offer, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

All authority conferred or agreed to be conferred in this Letter shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer”. The undersigned recognizes that as a result of these conditions (which may be waived by PMI, in whole or in part, in the sole discretion of PMI), as more particularly set forth in the Prospectus, PMI may not be required to accept all or any of the Old Securities tendered hereby.

The undersigned understands that a valid tender of Old Securities is not made in acceptable form and risk of loss therefor does not pass until receipt by the Exchange Agent of this Letter (or an agent’s message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to PMI (which may delegate power in whole or in part to the Exchange Agent). All questions as to validity, form and eligibility of any tender of the Old Securities hereunder (including time of receipt) and acceptance of tenders and withdrawals of Old Securities will be determined by PMI in its sole judgment (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding.

The undersigned acknowledges and agrees that issuance of the New Securities and payment of the exchange fee in exchange for validly tendered Old Securities that are accepted in the Exchange Offer will be made promptly after the Expiration Date.

Unless otherwise indicated in the “Special Issuance and Payment Instructions” box, the New Securities and the exchange fee will be credited to the DTC account number specified on page 2 hereof. In the event that the “Special Issuance and Payment Instructions” box is completed, the undersigned hereby understands and acknowledges that any Old Securities tendered but not accepted in the Exchange Offer will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box. However, the undersigned understands and acknowledges that PMI has no obligation pursuant to the “Special Issuance and Payment Instructions” box to transfer any Old Securities from the name(s) of the registered holders thereof to the person indicated in such box if PMI does not accept any Old Securities so tendered. The undersigned acknowledges and agrees that PMI and the Exchange Agent may, in appropriate circumstances, defer effecting transfers of Old Securities, and may retain such Old Securities, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Exchange Agent.

For each Old Security accepted for exchange, the Holder of such Old Security will receive a New Security having a principal amount equal to that of the surrendered Old Security. Interest on the New Securities will accrue from the last interest payment date on which interest was paid on the Old Securities. Holders whose Old Securities are accepted for exchange will be deemed to have waived the right to receive any interest accrued on the Old Securities.

Your bank or broker can assist you in completing this form. The instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter may be directed to the Information Agent, whose address and telephone number appear on page 9 of this Letter.

METHOD OF DELIVERY

☐	CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

(Signature(s) of Holder(s) of Old Securities)

By crediting the Old Securities to the Exchange Agent’s account at DTC through ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent’s Message in which the holder of the Old Securities acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Securities all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

This Letter must be signed by registered holder(s) of Old Securities exactly as such participant’s name appears on a security position listing as the owner of Old Securities, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 & 3.

Date

Name(s)

Capacity

Address (Include Zip Code)

DTC Account to which New Securities should be delivered

Tax Identification or Social Security Number (See Instruction 8)

Telephone Number (Include Area Code)

SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS

(See Instructions 2 & 6)

To be completed ONLY if New Securities are to be issued and the exchange fee is to be paid, and Old Securities tendered but not accepted in the Exchange Offer are to be issued, in the name of someone other than the undersigned registered owner and to a DTC account number other than the account number specified on page 2 above.

Record ownership of New Securities in book-entry form, pay the exchange fee and issue Old Securities tendered but not accepted in the Exchange Offer, in the name and to the DTC account number set forth below.

Name

DTC Account #

Address (Including Zip Code)

(Tax Identification or Social Security Number)

(See Instruction 8)

MEDALLION SIGNATURE GUARANTEE

(SEE INSTRUCTIONS 2 & 3 BELOW)

(CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)

Name of Eligible Institution Guaranteeing Signatures

Address (Including Zip Code)

Telephone Number (Including Area Code)

Authorized Signature

Printed Name

Title

Date

INSTRUCTIONS

1. Delivery of Letter of Transmittal; Guaranteed Delivery Procedures. To tender Old Securities in the Exchange Offer, book-entry transfer of the Old Securities into the Exchange Agent’s account with DTC, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter, or an agent’s message in lieu of this Letter, and any other documents required by this Letter, must be received by the Exchange Agent, at its address set forth herein, prior to 5:00 p.m., New York City time, on the Expiration Date. Tenders of Old Securities in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter.

Holders who wish to tender their Old Securities who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Old Securities by following the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures”.

THE METHOD OF DELIVERY OF THIS LETTER, AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH DTC’S AUTOMATED TENDER OFFER PROGRAM, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD SECURITIES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD SECURITIES WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO PMI OR DTC.

Old Securities tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, unless the Exchange Offer is extended, in which case tenders of Old Securities may be withdrawn under the conditions described in the extension. In order to be valid, notice of withdrawal of tendered Old Securities must comply with the requirements set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders” on page 41.

2. Signatures on Letter of Transmittal, Powers and Endorsements. This Letter must be signed by or on behalf of the registered holder(s) of the Old Securities tendered hereby. The signature(s) on this Letter must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such holder of Old Securities is a participant, without alteration or enlargement or any change whatsoever. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR.

If any of the Old Securities tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter.

If any tendered Old Securities are registered in different name(s), it will be necessary to complete, sign and submit as many separate letters of transmittal or facsimiles hereof as there are different registered owners.

If this Letter or any Old Securities or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by PMI, proper evidence satisfactory to PMI of its authority so to act must be submitted with this Letter.

3. Guarantee of Signatures. Except as otherwise provided below, all signatures on a letter of transmittal or a notice of withdrawal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion

Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program. Signatures on this Letter need not be guaranteed if:

•	this Letter is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the Old Securities and the holder(s) has not completed the portion entitled “Special Issuance and Payment Instructions” on the letter of transmittal; or

•	the Old Securities are tendered for the account of an Eligible Guarantor Institution (defined below).

If this Letter is not signed by the holder, the holder must transmit a separate, properly completed power with this Letter (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an Eligible Guarantor Institution (defined below).

An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), means:

(i)	Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

(ii)	Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Exchange Act;

(iii)	Credit unions (as that term is defined in Section 19b(1)(A) of the Federal Reserve Act);

(iv)	National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Exchange Act; and

(v)	Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: for a change in name by marriage, etc., this Letter should be signed, e.g., “Mary Doe, now by marriage, Mary Jones.” For a correction in name, this Letter should be signed, e.g., “James E. Brown, incorrectly inscribed as J. E. Brown.” In any such case, the signature on this Letter must be guaranteed as provided above, and the holder must complete the Special Issuance and Payment Instructions above.

You should consult your own tax advisor as to possible tax consequences resulting from the issuance of New Securities, as described above, in a name other than that of the registered holder(s) of the surrendered Old Securities.

4. Transfer Taxes. PMI will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Securities to PMI in the Exchange Offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

•	if New Securities in book-entry form are to be registered in the name of any person other than the person signing this Letter; or

•	if tendered Old Securities are registered in the name of any person other than the person signing this Letter.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with the Letter, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Old Securities tendered by such holder.

5. Validity of Surrender; Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Securities in connection with the Exchange Offer will be determined by PMI, in its sole discretion, and PMI’s determination will be final and binding. PMI reserves the absolute right to reject any and all tenders not in proper form or the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. PMI also reserves the absolute right to waive any defect or irregularity in the tender of any Old Securities in the Exchange Offer, and the interpretation by PMI of the terms and conditions of the Exchange Offer (including the instructions in this letter) will be final and binding on all parties. None of PMI, the Exchange Agent, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

Tenders of Old Securities involving any irregularities will not be deemed to have been made until such irregularities have been cured or waived. Old Securities received by the exchange agent in connection with the Exchange Offer that are not validly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the DTC participant who delivered such Old Securities by crediting an account maintained at DTC designated by such DTC participant promptly after the Expiration Date or the withdrawal or termination of the Exchange Offer.

6. Special Issuance and Payment Instructions and Special Delivery Instructions. Indicate the name (i) in which ownership of the New Securities is to be recorded, (ii) to which the exchange fee is to be paid and (iii) in which ownership of Old Securities tendered but not accepted in the Exchange Offer is to be recorded, if different from the name of the person(s) signing this Letter. A Taxpayer Identification Number will be required.

7. Additional Copies. Additional copies of this Letter or the Notice of Guaranteed Delivery may be obtained from the Information Agent at the address listed below.

8. Substitute Form W-9. You are required, unless an exemption applies, to provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”), generally the holder’s social security number or employer identification number, and with certain other information, on Substitute Form W-9, which is provided below and to certify under penalties of perjury, that such TIN is correct and that you are not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form may subject the holder (or other payee) to a penalty of $50 imposed by the Internal Revenue Service (“IRS”) and federal income tax backup withholding on the payment of the amounts due. The box in Part 3 of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will backup withhold on payment of the amounts due until a TIN is provided to the Exchange Agent.

IF FURTHER INSTRUCTIONS ARE DESIRED, CONTACT THE INFORMATION AGENT

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a holder whose Old Securities are accepted for exchange is required by law to provide the Exchange Agent with such holder’s correct TIN on Substitute Form W-9 (provided below) and to certify that the TIN provided is correct (or that such holder is awaiting a TIN). If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such holder pursuant to this Letter may be subject to backup withholding.

Certain holders (including, among others, all corporations and certain foreign individuals and entities) may be exempted from these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status (Form W-8BEN). Such statements can be obtained from the Exchange Agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Exchange Agent may be required to backup withhold on any such payments made to the holder. Backup withholding (currently at a rate of 28%) is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

What Number to Give the Paying Agent

The holder is required to give the Exchange Agent the TIN, generally the social security number or employer identification number, of the record owner of the tendered Old Securities. If the Old Securities are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will backup withhold on all cash payments until a TIN is provided to the Exchange Agent.

GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (You) to Give the Payer.—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue New Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		Give the SOCIAL SECURITY number of —

1.	Individual	The Individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship	The owner(3)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of —

6.	Sole proprietorship or single-owner LLC	The owner(3)

7.	A valid trust, estate, or pension trust	The legal entity(4)

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:     If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM or from the IRS website at www.irs.gov, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

PAYER’S NAME:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 1—PLEASE PROVIDE YOUR NAME AND TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Name Social Security Number OR Employer Identification Number Part 3 — ❑ Awaiting TIN
Part 2—Certification —Under penalty of perjury, I certify that
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATE INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

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Sign Here	SIGNATURE

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DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me may be withheld.

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